SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

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☐	Soliciting Material Pursuant to § 240.14a‑12

GlycoMimetics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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SUPPLEMENT TO

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT, DATED APRIL 16, 2020

FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2020

This supplement (the “Supplement”) provides updated information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of GlycoMimetics, Inc. (“GlycoMimetics”) to be held on May 22, 2020.

On April 16, 2020, GlycoMimetics commenced distributing to its stockholders a Notice of the 2020 Annual Meeting of Stockholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting. This Supplement, including the press release dated May 8, 2020 included below, which describes a change in the location of the Annual Meeting from an in-person to a virtual-only meeting, should be read in conjunction with the Notice and Proxy Statement. Except as specifically revised by the information contained herein, this Supplement does not revise or update any of the other information set forth in the Notice and Proxy Statement.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2020

GlycoMimetics, Inc. Announces Change to Virtual Format for 2020 Annual Meeting of Stockholders

ROCKVILLE, Md., May 8, 2020 -- GlycoMimetics, Inc. (Nasdaq: GLYC) today announced that its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) will be held virtually instead of in person. Due to the ongoing public health impact of the COVID-19 pandemic and to support the health and well-being of the Company’s stockholders, employees and their families, the Company will hold the Annual Meeting via live audio webcast rather than as an in-person meeting. The virtual Annual Meeting is expected to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting. As previously announced, the Annual Meeting will be held on Friday, May 22, 2020 at 9:00 a.m. EDT.

As described in the Company’s proxy materials previously distributed for the Annual Meeting, stockholders at the close of business on April 9, 2020, the record date, are entitled to participate in and vote at the Annual Meeting. Online access to the Annual Meeting will begin at 8:45 a.m. EDT. Stockholders will not be able to attend the Annual Meeting in person. To participate in and/or vote at the virtual Annual Meeting, stockholders should utilize the special website address at www.virtualshareholdermeeting.com/GLYC2020. Stockholders must enter the 16-digit control number found on their proxy card. Stockholders may still vote prior to the Annual Meeting by Internet, telephone or by mail per the instructions on their proxy card. The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting/GLYC2020. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/GLYC2020.

Asking Questions

If you are attending the Annual Meeting as stockholder of record or beneficial owner, questions can be submitted by accessing the meeting center at www.virtualshareholdermeeting.com/GLYC2020, entering your 16-digit control number. Instructions on how to participate in the Annual Meeting are posted at www.virtualshareholdermeeting.com/GLYC2020.

Voting Shares

Stockholders of record and beneficial owners will be able to vote their shares electronically during the Annual Meeting by using the 16-digit control number. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/GLYC2020.

Whether or not stockholders plan to virtually attend the Annual Meeting, the Company urges them to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

The proxy materials, including the proxy card and Notice of Internet Availability of Proxy Materials, previously distributed along with the definitive proxy statement will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting.

Attending the Annual Meeting as a Guest

Guests may enter the Annual Meeting in “listen-only” mode by entering the Annual Meeting at www.virtualshareholdermeeting.com/GLYC2020 and entering the information requested in the “Guest Login” section. Guests will not have the ability to vote or ask questions during the Annual Meeting.

List of Stockholders

A list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting during normal business hours for ten days prior to the Annual Meeting at our corporate headquarters. To the extent office access is impracticable due to the recent COVID-19 pandemic, you may email us at ir@glycomimetics.com for alternative arrangements. The stockholder list will also be available during the Annual Meeting at www.virtualshareholdermeeting.com/GLYC2020. Instructions on how stockholders of record can view the stockholder list during the Annual Meeting are posted at www.virtualshareholdermeeting.com/GLYC2020.

Your vote is important to us. Whether or not you plan to participate in the live audio webcast of our annual meeting, we hope you will vote as soon as possible. Voting now at www.proxyvote.com will ensure your representation at the Annual Meeting.

The proxy statement for the Annual Meeting and the Company’s 2019 Annual Report are available at http://materials.proxyvote.com/38000Q. These materials also are available on the Company’s website at www.glycomimetics.com under “Investors” and then “Financials and Filings.”

Our first priority is always the health and safety of our stockholders and employees. Our thoughts are with those already impacted by COVID-19 and our gratitude is with the many on the front lines of confronting this public health crisis. We look forward to your participation at our virtual Annual Meeting.

About GlycoMimetics, Inc.

GlycoMimetics is a clinical-stage biotechnology company focused on the discovery and development of novel glycomimetic drugs to address unmet medical needs resulting from diseases in which carbohydrate biology plays a key role. GlycoMimetics’ wholly-owned drug candidate, uproleselan, an E-selectin antagonist, was evaluated in a Phase 1/2 clinical trial as a potential treatment for acute myeloid leukemia (AML) and is being evaluated across a range of patient populations including a Company-sponsored Phase 3 trial in relapsed/refractory AML. GlycoMimetics has also completed a Phase 1 clinical trial with another wholly-owned drug candidate, GMI-1359, a combined CXCR4 and E-selectin antagonist. GlycoMimetics is located in Rockville, MD in the BioHealth Capital Region. Learn more at www.glycomimetics.com.

Source: GlycoMimetics, Inc.

GlycoMimetics Contacts

Investor Contact:

Shari Annes

Phone: 650-888-0902

Email: sannes@annesassociates.com

Media Contact:

Jamie Lacey-Moreira

Phone: 410-299-3310

Email: jamielacey@presscommpr.com